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                                                                     Exhibit 4.1
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COMMON STOCK                                                        COMMON STOCK

[LOGO APPEARS HERE]            [LOGO APPEARS HERE]           [LOGO APPEARS HERE]

THIS CERTIFICATE IS          INCORPORATED UNDER THE          SEE REVERSE FOR
TRANSFERABLE IN HARTFORD,    LAWS OF THE STATE OF            CERTAIN DEFINITIONS
CT AND NEW YORK,NY            DELAWARE


THIS CERTIFIES THAT






IS THE OWNER OF

   FULLY-PAID NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH
                            OF THE COMMON STOCK OF

BRIGHT HORIZONS CHILDREN'S CENTERS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holiday by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


          /s/ Stephen Dreier            [SEAL]         /s/ Linda A. Mason
          -------------------------                    -------------------------
              TREASURER                                PRESIDENT

COUNTERSIGNED AND REGISTERED:
               FLEET NATIONAL BANK
                         TRANSFER AGENT AND REGISTRAR


BY

                                             AUTHORIZED SIGNATURE

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                   BRIGHT HORIZONS CHILDREN'S CENTERS, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the state of Delaware.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - ........... Custodian ............
     TEN ENT - as tenants by the entireties                             (Cust)                (Minor)
     JT TEN  - as joint tenants with rights                            Under Uniform Gifts to Minors
               of survivorship and not as
               tenants in common                                         Act ........................
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

__________________________________________________________________ Attorney to
transfer the said stock on the books of the within-names Corporation with full power of substitution in the premises.

Dated ___________________________________


                         _______________________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
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THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.